                           INTER-COMPANY SECURITY AGREEMENT

          This SECURITY AGREEMENT ("SECURITY AGREEMENT"), dated as of July 14, 1997, is entered into between PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and PROSPECT MEDICAL HOLDINGS, INC. ("SECURED PARTY"), with reference to the following facts:

                                    R E C I T A L

          Secured Party has made a loan to Debtor, evidenced by a Secured Promissory Note (the "NOTE"), dated as of even date herewith. The Note is secured by this Security Agreement to insure prompt payment of the Note.


                                  A G R E E M E N T

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

          1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

               "ACCOUNT DEBTOR" means any Person who is or who may become obligated with respect to, or on account of, an Account.

               "ACCOUNTS" means any and all of Debtor's presently existing and hereafter arising accounts and rights to payment, except those evidenced by Negotiable Collateral, arising out of the sale or lease of goods or the rendition of services by Debtor, irrespective of whether earned by performance.

               "BANKRUPTCY CODE"   means The Bankruptcy Reform Act of 1978
(Pub. L. No. 95-598; 11 U.S.C.), as amended or supplemented from time to time, or any successor statute, and any and all rules and regulations issued or promulgated in connection therewith.

               "CHATTEL PAPER" means all writings of whatever sort which evidence a monetary obligation and a security interest in or lease of specific goods, whether now existing or hereafter arising.

               "CODE" means the California Uniform Commercial Code except, to the extent applicable, the Uniform Commercial Code as adopted by the jurisdiction in which any of the Collateral is located. Any and all terms used in this Security Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code, unless otherwise defined herein.

               "COLLATERAL" means the following, collectively: any and all of the Accounts, Deposit Accounts, Equipment, Inventory, Investment Property, General Intangibles, Negotiable Collateral, and Debtor's Books, in each case whether now existing or hereafter acquired or created, and any Proceeds or products of any of the foregoing, or any portion thereof, and any and all Accounts, Deposit Accounts, Equipment, Inventory, Investment Property, General Intangibles, Negotiable Collateral, money, or other tangible or intangible property, resulting from the sale or other disposition of the Accounts, Deposit Accounts, Equipment, Inventory, Investment Property, General Intangibles, or Negotiable Collateral, or any portion thereof or interest therein, and the substitutions, replacements, additions, accessions, products and Proceeds thereof.

               "DEBTOR'S BOOKS" means any and all presently existing and hereafter acquired or created books and records of Debtor, including all records (including maintenance and warranty records), ledgers, computer programs, disc or tape files, printouts, runs, and other computer prepared information indicating, summarizing, or evidencing the Accounts, Deposit Accounts, Equipment, Inventory, Investment Property, General Intangibles and Negotiable Collateral.

               "DEPOSIT ACCOUNT" means any demand, time, savings, passbook or like account now or hereafter maintained by or for the benefit of Debtor with a bank, savings and loan association, credit union or like organization, and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

               "DOCUMENTS" means any and all documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and other documents of Debtor, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to Debtor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired.

               "EQUIPMENT" means any and all of Debtor's presently existing and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, computer and other electronic data processing equipment and other office equipment and supplies, computer programs and related data processing software, spare parts, tools, motors, automobiles, trucks, tractors and other motor vehicles, rolling stock, jigs, and other goods (other than Inventory, farm products, and consumer goods), of every kind and description, wherever located, together with any and all parts, improvements, additions, attachments, replacements, accessories, and substitutions thereto or therefor, and all other rights of Debtor relating thereto, whether in the possession and control of Debtor, or in the possession and control of a third party for the account of Debtor.

               "EVENT OF DEFAULT" has the meaning set forth in Section 5.

               "GENERAL INTANGIBLES" means any and all of Debtor's presently existing and hereafter acquired or arising general intangibles and other intangible personal property of every kind and description, including:

               (a) contracts and contract rights, noncompetition covenants, licensing and distribution agreements, indemnity agreements, guaranties, insurance policies, franchise agreements and lease agreements;

               (b) deposit accounts, uncertificated certificates of deposit, uncertificated securities, and interests in any joint ventures, partnerships or limited liability companies;

               (c) choices in action and causes of action (whether legal or equitable, whether in contract or tort or otherwise, and however arising);

               (d) licenses, approvals, permits or any other authorizations issued by any Government Authority;

               (e)  Intellectual Property Collateral;

               (f) computer software, magnetic media, electronic data processing files, systems and programs;


               (g) rights of stoppage in transit, replevin and reclamation, rebates or credits of every kind and nature to which Debtor may be entitled;

               (h) purchase orders, customer lists, subscriber lists and goodwill;

               (i) monies due or recoverable from pension funds, refunds and claims for tax or other refunds against any Governmental Authority; and

               (j) other contractual, equitable and legal rights of whatever kind and nature.

               (k) "GOVERNMENTAL AUTHORITY" means any federal, state, local or other governmental department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality or authority or subdivision thereof, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "INSTRUMENTS" means any and all negotiable instruments, certificated securities and every other writing which evidences a right to the payment of money, in each case whether now existing or hereafter acquired.

               "INTELLECTUAL PROPERTY COLLATERAL" means the following Assets owned or held by Debtor or in which Debtor otherwise has any interest, now existing or hereafter acquired or arising:

               (a) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations in-part thereof;

               (b) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship, all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

               (c) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

               (d) all trade secrets, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, sales and operating plans, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

               (e) the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the aforementioned properties and assets.

               "INVENTORY" means any and all of Debtor's presently existing and hereafter acquired goods of every kind and description (including goods in transit) which are held for sale or lease, or to be furnished under a contract of service or which have been so leased or furnished, or other disposition, wherever located, including those held for display or demonstration or out on lease or consignment or are raw materials, work in process, finished materials, or materials used or consumed, or to be used or consumed, in Debtor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all materials, parts, supplies, packing and shipping materials used or usable in connection with the manufacture, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by Debtor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

               "INVESTMENT PROPERTY" has the meaning given to such term in the Code.

               "NEGOTIABLE COLLATERAL" means any and all of Debtor's presently existing and hereafter acquired or arising letters of credit, advises of credit, certificates of deposit, notes, drafts, Instruments, Documents and Chattel Paper.

               "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

               "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of Debtor, including "proceeds" as defined in Section 9306 of the Code, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

               "RIGHTS TO PAYMENT" means all Accounts and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all General Intangibles, Negotiable Collateral and Proceeds thereof.

               "SECURED OBLIGATIONS" shall have the meaning of "Obligations" under the Loan Agreement and shall also mean any and all debts, liabilities, obligations, or undertakings owing by Debtor to Secured Party arising under, advanced pursuant to, or evidenced by this Security Agreement, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Secured Party Expenses which Debtor is required to pay or reimburse pursuant to this Security Agreement, the Loan Agreement, the other Loan Documents or by law.

               "SECURED PARTY" means Prospect Medical Holdings, Inc., a Delaware corporation.

               "SECURED PARTY EXPENSES" shall mean: any and all costs or expenses required to be paid by Debtor under this Security Agreement which are paid or advanced by Secured Party; all costs and expenses of Secured Party, including its attorneys' fees and expenses (including attorneys' fees incurred pursuant to proceedings arising under the Secured Bankruptcy Code), incurred or expended to correct any default or enforce any provision of this Security Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, irrespective of whether a sale is consummated; and all costs and expenses of suit incurred or expended by Secured Party, including its attorneys' fees and expenses (including attorneys' fees incurred pursuant to proceedings arising under the Bankruptcy Code) in enforcing or defending this Security Agreement, irrespective of whether suit is brought.

               "SECURITY AGREEMENT" shall mean this Security Agreement, any concurrent or subsequent riders, exhibits or schedules to this Security Agreement, and any extensions, supplements, amendments, or modifications to or in connection with this Security Agreement, or to any such riders, exhibits or schedules.

          2. CONSTRUCTION. Unless the context of this Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." References in this Security Agreement to "determination" by Secured Party include reasonable estimates (absent manifest error) by Secured Party, as applicable (in the case of quantitative determinations) and reasonable beliefs (absent manifest error) by Secured Party, as applicable (in the case of qualitative determinations). The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Security Agreement refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. Article, section, subsection, exhibit, and schedule references are to this Security Agreement unless otherwise specified.

          3. CREATION OF SECURITY INTEREST. Debtor hereby grants to Secured Party a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure the prompt payment and performance of all of the Secured Obligations. Debtor acknowledges and affirms that such security interest in the Collateral has attached to all Collateral without further act on the part of Secured Party or Debtor.

          4.   FURTHER ASSURANCES.

               4.1 Debtor shall execute and deliver to Secured Party concurrently with Debtor's execution of this Security Agreement, and from time to time at the request of Secured Party, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, assignments, and all other documents that Secured Party may request, in form satisfactory to Secured Party, to perfect and maintain perfected Secured Party's security interests in the Collateral and in order to consummate fully all of the transactions contemplated by this Security Agreement and the Loan Agreement. Debtor hereby irrevocably makes, constitutes, and appoints Secured Party (and Secured Party's officers, employees, or agents) as Debtor's true and lawful attorney with power to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded, or filed, and to do any and all things necessary in the name and on behalf of Debtor in order to perfect, or continue the perfection of, Secured Party's security interests in the Collateral. Debtor agrees that neither Secured Party, nor any of its designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 4.1, other than as a result of its or their gross negligence or wilful misconduct. THE POWER OF ATTORNEY GRANTED UNDER THIS SECTION 4.1 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL ALL OF THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL, THE LOAN AGREEMENT TERMINATED, AND ALL DEBTOR'S DUTIES HEREUNDER AND THEREUNDER HAVE BEEN DISCHARGED IN FULL.

               4.2 Without limiting the generality of the foregoing Section 4.1 or any of the provisions of the Loan Agreement, Debtor will: (i) at the request of Secured Party, mark conspicuously all of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that the Collateral is subject to the security interest granted hereby; (ii) at the request of Secured Party, appear in and defend any action or proceeding which may affect Debtor's title to, or the security interest of Secured Party in, any of the Collateral; and (iii) upon demand of Secured Party, allow inspection of Collateral by Secured Party or Persons designated by Secured Party at any time during normal business hours.

               4.3 With respect to the Negotiable Collateral (other than drafts received in the ordinary course of business so long as no Event of Default is continuing), Debtor shall, immediately upon request by Secured Party, endorse (where appropriate) and assign the Negotiable Collateral over to Secured Party, and deliver to Secured Party actual physical possession of the Negotiable Collateral to Secured Party together with any instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, in order to fully perfect the security interest therein of Secured Party.

               4.4 Debtor shall cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to all Deposit Accounts and Investment Property.

          5. EVENT OF DEFAULT. Failure by Debtor to make any payment required under the Note when due, whether for principal, interest, or otherwise, shall constitute an Event of Default under this Security Agreement.

          6.   RIGHTS AND REMEDIES.

               6.1 During the continuance of an Event of Default, Secured Party, without notice or demand, may do any one or more of the following, all of which are authorized by Debtor:

                    (a) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Secured Party considers advisable, and in such cases, Secured Party will credit the Secured Obligations with only the net amounts received by Secured Party in payment of such disputed Accounts after deducting all Secured Party Expenses incurred or expended in connection therewith;

                    (b) Cause Debtor to hold all returned Inventory in trust for Secured Party, segregate all returned Inventory from all other property of Debtor or in Debtor's possession and conspicuously label said returned Inventory as the property of Secured Party;

                    (c) Without notice to or demand upon Debtor or any guarantor, make such payments and do such acts as Secured Party considers necessary or reasonable to protect its security interests in the Collateral. Debtor agrees to assemble the Collateral if Secured Party so requires, and to make the Collateral available to Secured Party as Secured Party may designate. Debtor authorizes Secured Party to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Secured Party's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Debtor's owned or leased premises, Debtor hereby grants Secured Party a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Secured Party's rights or remedies provided herein, at law, in equity, or otherwise;

                    (d) Without notice to Debtor (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Secured Obligations any and all (i) balances and Deposit Accounts of Debtor held by Secured Party, or (ii) indebtedness at any time owing to or for the credit or the account of Debtor held by Secured Party;

                    (e) Hold, as cash collateral, any and all balances and Deposit Accounts of Debtor held by Secured Party, to secure the full and final repayment of all of the Secured Obligations;

                    (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Secured Party is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Debtor's rights under all licenses and all franchise agreements shall inure to Secured Party's benefit;

                    (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as Secured Party determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                    (h) Secured Party shall give notice of the disposition of the Collateral as follows:

                         (i)  Secured Party shall give Debtor and each holder of
a security interest in the Collateral who has filed with Secured Party a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                        (ii) The notice shall be personally delivered or mailed, postage prepaid, to Debtor as provided in SECTION 9 of this Security Agreement, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Debtor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Secured Party;

                       (iii) If the sale is to be a public sale, Secured Party also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                    (i) Secured Party may credit bid and purchase at any public sale; and

                    (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Debtor. Any excess will be returned, without interest and subject to the rights of third Persons, by Secured Party to Debtor.

               6.2 Upon the exercise by Secured Party of any power, right, privilege, or remedy pursuant to this Security Agreement which requires any consent, approval, registration, qualification, or authorization of any Governmental Authority, Debtor agrees to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, assignments, and other documents and papers that Secured Party or any purchaser of the Collateral may be required to obtain for such governmental consent, approval, registration, qualification, or authorization.

               6.3 The rights and remedies of Secured Party under this Security Agreement, the Loan Agreement, the other Loan Documents, and all other agreements contemplated hereby and thereby shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of any one right or remedy shall be deemed an election of remedies, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver of any further defaults. No delay by Secured Party shall constitute a waiver, election or acquiescence with respect to any right or remedy.

          7. SECURED PARTY NOT LIABLE. So long as Secured Party complies with the obligations, if any, imposed by Section 9207 of the Code, Secured Party shall not otherwise be liable or responsible in any way or manner for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion or from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever.

          8. INDEFEASIBLE PAYMENT. The Secured Obligations shall not be considered indefeasibly paid for purposes of this Security Agreement unless and until all payments to Secured Party are no longer subject to any right on the part of any Person, including Debtor, Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor or Debtor's Assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Secured Party is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

          9. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify by notice to the other party in accordance with this Section 9. Each such notice, request or other communication shall be deemed given on the second business day after mailing; PROVIDED that actual notice, however and from whomever given or received, shall always be effective on receipt; PROVIDED FURTHER that notices sent by Secured Party in connection with Sections 9504 or 9505 of the California Uniform Commercial Code shall be deemed given when deposited in the mail or personally delivered, or, where permitted by law, transmitted by facsimile.

          10.  GENERAL PROVISIONS.

               10.1 SUCCESSORS AND ASSIGNS. This Security Agreement shall bind and inure to the benefit of the respective successors and assigns of Debtor and Secured Party; PROVIDED, HOWEVER, that Debtor may not assign this Security Agreement nor delegate any of its duties hereunder without Secured Party's prior written consent and any prohibited assignment or delegation shall be absolutely void. No consent by Secured Party to an assignment by Debtor shall release Debtor from the Secured Obligations. Secured Party may assign this Security Agreement and delegate its duties hereunder, if any, from time to time to Imperial Bank or its assigns without prior notice to, or the consent of Debtor and Debtor agrees to recognize such lender as Secured Party's assignee under this Security Agreement.

               10.2 EXHIBITS AND SCHEDULES. All of the exhibits and schedules attached hereto shall be deemed incorporated by reference.

               10.3 NO PRESUMPTION AGAINST ANY PARTY. Neither this Security Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Debtor, whether under any rule of construction or otherwise. On the contrary, this Security Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

               10.4 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party asserted to be bound thereby, and then such amendment or waiver shall be effective only in the specific instance and specific purpose for which given.

               10.5 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Security Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Security Agreement shall become effective when executed by each of the parties hereto and delivered to Secured Party.

               10.6 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.

          11. GOVERNING LAW. This Security Agreement shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

          12. SUBORDINATION OF SECURITY INTEREST. Secured Party hereby expressly agrees that the security interests granted to it under this Security Agreement ("SUBORDINATE LIENS") in the Collateral shall be second, junior and inferior to any and all liens, rights, powers, titles and interests of Imperial Bank or its assigns in the Collateral ("SENIOR LIENS") granted by Debtor pursuant to that certain Security Agreement, dated as of July 3, 1997, between Debtor and Imperial Bank, and Secured Party agrees that all Senior Liens shall be unconditionally first, prior and superior to any and Subordinate Liens in the Collateral. Secured Party further agrees that any and all Subordinate Liens shall be and remain expressly subject and subordinate to any renewal, extension, refinancing, consolidation, modification or supplement of the liens, rights, titles and interests of the Senior Liens, as well as any and all increases thereof.


                  [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first set forth above.

                         PROSPECT MEDICAL SYSTEMS, INC.,
                         a Delaware corporation


                         By   /s/ Jacob Y. Terner, M.D.
                            ----------------------------------
                         Title:       CEO
                                ------------------------------

                         Address for Notices:

                         Prospect Medical Systems, Inc.
                         18200 Yorba Linda Blvd.
                         Yorba Linda, CA  92686
                         Attn:  Jacob Y. Terner, M.D.
                         Telephone: (310) 202-4774
                         Facsimile: (310) 204-6334


                         PROSPECT MEDICAL HOLDINGS, INC.,
                         a Delaware corporation


                         By   /s/  Jacob Y. Terner, M.D.
                            ----------------------------------
                         Title:           CEO
                                ------------------------------

                         Address for Notices:

                         Prospect Medical Holdings, Inc.
                         18200 Yorba Linda Blvd.
                         Yorba Linda, CA  92686
                         Attn: Jacob Y. Terner, M.D.
                         Telephone: (310) 202-4774
                         Facsimile: (310) 204-6334


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